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                                   SUPPLEMENT
                          DATED OCTOBER 17, 2008 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                     CLASS R3, R4, R5 AND CLASS Y PROSPECTUS
                               CLASS Y PROSPECTUS
                               DATED MARCH 1, 2008
                FOR THE HARTFORD MUTUAL FUNDS, (THE "PROSPECTUS")

Effective immediately, the above referenced Prospectus is revised as follows with respect to The Hartford Money Market Fund (the "Fund"):

Recent declines in interest rate levels could cause the Fund's earnings to fall below its expense ratio. Hartford Investment Financial Services, LLC may reimburse expenses or waive fees, including all or a portion of distribution and service (12b-1) fees, to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

           THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR
                                FUTURE REFERENCE